                                  EXHIBIT 10(X)

                        Amendment to Employment Agreement

         Amendment entered into on the 24th day of July, 1996 ("Amendment") to a certain Employment Agreement dated September 1, 1995 the ("Employment Agreement") between MISONIX, INC., a New York corporation (hereinafter called the "Company") with offices at 1938 New Highway, Farmingdale, New York 11735 and JOSEPH LIBRIZZI, residing at 10 Indian Trace, Kings Park, New York 11754 (hereinafter called the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Employee desire to continue the services of Employee upon the terms and conditions contained in the Employment Agreement, as hereby amended.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, the parties hereby agree as follows:

                  1.                Terms and References

         Unless otherwise expressly provided in this Amendment, all terms, definitions and references in the Employment Agreement shall have the same meanings when used herein.

                  2.                Terms of Employment

         The term of employment provided in this Amendment shall be for the 12 months commencing September 1, 1996 and ending August 31, 1997. Accordingly, the reference in paragraph 1 of the Employment Agreement in the third line thereof shall be to the 12 month period ending August 31, 1997; the balance of paragraph 1 of the Employment Agreement shall remain in effect.

                  3. Paragraph 4 of the Employment Agreement, dealing with Compensation, is hereby amended as follows:

         (a) The base salary provided in paragraph 4(a) shall be $160,000 per annum;

         (b) The incentive compensation provided in paragraph 4(b) of the Employment Agreement shall be modified to read as follows for all years after Fiscal 1996:

                  "(b) Not later than one hundred twenty (120) days after the end of the fiscal year of the Company ending on the 30th day of June immediately prior to the August 31st expiration date of that year for employment (so that, for example, the results of the Company's fiscal year ending June 30, 1997 shall be applicable to the initial year of employment under this Amendment) the Company shall pay to Employee, as incentive compensation:

                  If Pretax Operating Earnings for fiscal year are:

                                             Incentive Compensation Payment
                                             ------------------------------
                  less than $1,000,000     - None
                  $1,000,000 to $1,400,000 - 5% of pretax operating earnings in this range
                  In excess of $1,400,000  - 10% of such excess pretax
                                             operating earnings

         For purposes hereof, "Pretax Operating Earnings" of the Company shall mean, with respect to any fiscal year, the operating income and including royalties and license fees, if any, of the Company for such fiscal year as set forth in the audited, financial statements of the Company included in its Annual Report to Stockholders for such fiscal year, before deduction of (i) taxes based on income or (ii) of the incentive compensation to be paid to Employee for such fiscal year under this Agreement.

         For each Renewal Period hereunder, the calculation of incentive compensation shall be made upon the results of the Company's fiscal year expiring on the 30th day of June during such Renewal Period. In the event of a change of the Company's fiscal year, the calculation period for the incentive bonus shall be equitably adjusted.

         Subparagraphs (c) and (d) of paragraph 4 shall remain as presently stated in the Agreement.

         4.       Change of Control

         Paragraph 12 of the Employment Agreement, dealing with change of control of the Company, is hereby stricken in its entirety.

         5. Except as expressly modified by this Amendment, the terms and conditions of the Employment Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between the Employment Agreement and this Amendment, the terms of this Amendment shall prevail.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the day and year first above written.

                                       MISONIX, INC.

                                  BY:
                                       --------------------------


                                       --------------------------
                                       JOSEPH LIBRIZZI